AMENDMENT NO. 3 TO SERVICES AGREEMENT
AMENDMENT NO. 3 TO SERVICES AGREEMENT, dated as of September 29, 2017 (this “Agreement”), by and between WESTMORELAND RESOURCE PARTNERS, LP, a limited partnership organized under the laws of the State of Delaware (“WMLP”), and WESTMORELAND RESOURCES GP, LLC, a limited liability company organized under the laws of Delaware (“GP” and each of WMLP and GP referred to individually as a “Party” or collectively as the “Parties”).
RECITALS:
WHEREAS, reference is hereby made to the Services Agreement, dated as of January 1, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “Services Agreement”), by and between the Parties (capitalized terms used but not defined herein having the respective meanings provided for such terms in the Services Agreement); and
WHEREAS, the Parties have agreed to amend the Services Agreement in certain respects as set forth in Section 1 below in accordance with the Services Agreement.

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the Parties agree as follows:

Effective as of the Effective Date, Section 5.4 of the Services Agreement is hereby amended and restated as follows:
“Section 5.4 Term. This Agreement shall remain in full force and effect until December 31, 2015, at which time this Agreement shall automatically evergreen and renew for successive 12-month terms, except for the term commencing on January 1, 2017, which shall continue until March 31, 2018, unless either party gives written notice no less than 120 days prior to the end of the current term of this Agreement.”

1.	Effective Date. This Agreement will become effective on the date first written above (the “Effective Date”).

2.
Reaffirmation of the Parties. Each Party hereby consents to the amendment of the Services Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, the obligations of such Party contained in the Services Agreement, this Agreement or in any other related agreement to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement.

3.
Entire Agreement. The Services Agreement as amended by this Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and thereof and supersedes all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

4.
GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION. SECTION 5.1 OF THE SERVICES AGREEMENT IS HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

5.
Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

6.
Counterparts. This Agreement may be executed in counterparts (including by facsimile or other electronic transmission), each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

[signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

WESTMORELAND RESOURCES GP, LLC

By: /s/ Nathan M. Troup
Name: Nathan M. Troup
Title: Secretary & Associate General Counsel

WESTMORELAND RESOURCE PARTNERS, LP

By: Westmoreland Resources GP, LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary & Associate General Counsel